EXHIBIT 21.1
SUBSIDIARIES OF
AFFILIATED COMPUTER SERVICES, INC.
a Delaware corporation

Jurisdiction of
Subsidiary Name	Organization	Other Business Name
ACB Airport Solutions, LLC	Georgia	NONE
ACS (Cyprus) Holdings Limited	Cyprus	NONE
ACS Application Management Services, Inc.	California	ACS Application Solutions; BlueStar Solutions
ACS Asset Management Group, Inc.	Oregon	New York Job Partners
ACS BPO Services, Inc.	Delaware	NONE
ACS BPS de Guatemala S.A.	Guatemala	NONE
ACS BRC Holdings, Inc.	Delaware	NONE
ACS Business Process Solutions (Dominican Republic), S.A.	Dominican Republic	NONE
ACS Business Process Solutions (Jamaica) Limited	Jamaica	NONE
ACS Business Process Solutions de Mexico S.A. de C.V.	Mexico	NONE
ACS Business Process Solutions Limited	United Kingdom	NONE
ACS Business Services, LLC	Delaware	NONE
ACS China Solutions Hong Kong Limited	Hong Kong	NONE
ACS Commercial Solutions, Inc.	Nevada	ACS Business Process Solutions
ACS Consultant Company, Inc.	Michigan	ACS Healthcare Solutions; ACS Healthcare Solutions, Inc.
ACS Consultant Company, Inc.	Michigan	HIT Resources; Superior Consultant Company; Superior Consultant Holdings; HIT Resources; ACS Healthcare Solutions; Superior Consultant Company, Inc.
ACS Consultant Holdings Corporation	Delaware	Superior Consultant Holdings
ACS Contact Solutions of Canada, ULC	Nova Scotia	NONE
ACS Czech Republic s.r.o.	Czech Republic	NONE
ACS Defense, LLC	Delaware	ACS Defense of Delaware, LLC
ACS EDI Gateway, Inc.	Delaware	NONE
ACS Education Services, Inc.	Delaware	NONE
ACS Education Solutions, LLC	Delaware	NONE
ACS Enterprise Solutions, Inc.	Delaware	ACS Government Information Services; ACS Government Records; ACS State & Local Services; ACS State and Local Services; ACS Technical Services; Logan Services, Inc.; ACS Government Information Services; Exigent Computer Group; Exigent Computer Group, Inc.; Enduro Binders; BRC Government Services
ACS e-Services, LLC	Delaware	NONE
ACS Federal Solutions LLC	Delaware	NONE
ACS Global, Inc.	Delaware	NONE
ACS Government Solutions Canada Inc.	Ontario	NONE
ACS Government Systems, Inc.	Delaware	ACS Firehouse Solutions; Firehouse Software; Visionary Systems
ACS Health Administration, Inc.	Delaware	Rewards Administration Center
ACS Healthcare Analytics, Inc.	Delaware	NONE
ACS Heritage, Inc.	Virginia	Heritage Information Systems; Heritage Information Systems, Inc.
ACS Holdings (Germany) GmbH	Germany	NONE
ACS Holdings (UK) LLP	United Kingdom	NONE
ACS HR Solutions, LLC	Pennsylvania	NONE
ACS Human Resources Solutions, Inc.	Pennsylvania	NONE
ACS Human Services, LLC	Indiana	NONE
ACS Image Solutions, Inc.	Louisiana	None
ACS IT Solutions, LP	Delaware	NONE

As of June 30, 2009	Page 1 of 4

EXHIBIT 21.1
SUBSIDIARIES OF
AFFILIATED COMPUTER SERVICES, INC.
a Delaware corporation

Jurisdiction of
Subsidiary Name	Organization	Other Business Name
ACS Lending, Inc.	Delaware	NONE
ACS Malta Limited	Malta	NONE
ACS Marketing, L.P.	Delaware	NONE
ACS Middle East, Inc.	Delaware	NONE
ACS Of The Philippines, Inc.	Philippines	NONE
ACS Outsourcing Solutions, Inc.	Michigan	NONE
ACS Print and Mail Services, Inc.	Michigan	NONE
ACS Properties, Inc.	Delaware	NONE
ACS Protection Services, Inc.	Texas	NONE
ACS Public Sector Solutions Inc.	Canada	ACS Public Sector Solutions Inc.
ACS Puerto Rico, LLC	Puerto Rico	NONE
ACS REBGM, Inc.	Illinois	NONE
ACS Recovery Services, Inc.	Delaware	Primax Recoveries
ACS Road Technology Services (Beijing) Co., Ltd.	China	NONE
ACS Securities Services, Inc.	Texas	NONE
ACS Solutions Chile SA	Chile	NONE
ACS Solutions de Mexico S.A. de C.V.	Mexico	NONE
ACS Solutions Hong Kong Limited	Hong Kong	NONE
ACS Solutions Italia, S.p.A.	Italy	NONE
ACS Solutions Peru, S.A.	Peru	NONE
ACS Solutions Schweiz AG	Switzerland	NONE
ACS State & Local Solutions, Inc.	New York	Corporate Net Income Compliance; Corporate Net Income Compliance (CNIC); LDC Collection Systems; Raleigh Capital City Parking; Florida Alliance for Families; National Collections Center
ACS State Healthcare, LLC	Delaware	Consultec, LLC; Texas Medicaid and Healthcare Partnership
ACS Systech Integrators Private Limited	India	NONE
ACS Systech Integrators, Inc.	California	ACS SAP Solutions; Systech Integrators
ACS TMC, Inc.	Delaware	NONE
ACS TradeOne Marketing, Inc.	Delaware	ACS Financial and Securities Services; Affiliated ACS Eastern Services, Inc.; Class Action Newsletter; TradeOne Marketing; Unclaimed Property Recovery Reporting; Unclaimed property Recovery Reporting, Inc.
ACS Transport Solutions, Inc.	Georgia	NONE
ACS Worldwide Lending Limited	United Kingdom	NONE
ACS/ECG Holdings, LLC	Delaware	NONE
ACS-BPS (Ghana) Limited	Ghana	NONE
Affiliated Computer Services (Australia) Pty Ltd	Australia	NONE
Affiliated Computer Services (Fiji) Limited	Fiji	NONE
Affiliated Computer Services (Netherlands) B.V.	Netherlands	NONE
Affiliated Computer Services (Tianjin) Co., Ltd.	China	NONE
Affiliated Computer Services Austria GmbH	Austria	NONE
Affiliated Computer Services Business Process Solutions, S.A.S.	France	NONE
Affiliated Computer Services do Brasil Ltda.	Brazil	NONE
Affiliated Computer Services GmbH	Switzerland	NONE
Affiliated Computer Services Holdings (France) S.A.R.L.	France	NONE
Affiliated Computer Services Holdings (Luxembourg) S.A.R.L.	Luxembourg	NONE
Affiliated Computer Services Hungary Commercial and Service Provider Limited Liability Company	Hungary	NONE

As of June 30, 2009	Page 2 of 4

EXHIBIT 21.1
SUBSIDIARIES OF
AFFILIATED COMPUTER SERVICES, INC.
a Delaware corporation

Jurisdiction of
Subsidiary Name	Organization	Other Business Name
Affiliated Computer Services International (Barbados) Limited	Barbados	NONE
Affiliated Computer Services International B.V.	Netherlands	NONE
Affiliated Computer Services Ireland Limited	Ireland	NONE
Affiliated Computer Services Malaysia Sdn. Bhd.	Malaysia	NONE
Affiliated Computer Services of Germany GmbH	Germany	NONE
Affiliated Computer Services of India Private Limited	India	NONE
Affiliated Computer Services of Poland Sp. z o.o.	Poland	NONE
Affiliated Computer Services of Spain, S.L., Sociedad Unipersonal	Spain	NONE
Affiliated Computer Services Solutions France S.A.S.	France	NONE
Affiliated Computer Services Solutions Spain, S.L.	Spain	NONE
Affiliated Computer Services South Africa (Proprietary) Limited	South Africa	NONE
Affiliated Computer Services Strategic Support (France) S.A.R.L.	France	NONE
Agilera Messaging, Inc.	Delaware	NONE
Agilera, Inc.	Delaware	NONE
Anix Business Systems Limited	United Kingdom	NONE
Anix Computers Limited	United Kingdom	NONE
Anix Group Limited	United Kingdom	NONE
Anix Holdings Limited	United Kingdom	NONE
Arrival Holdings Limited	United Kingdom	NONE
Bevis Trustees Ltd.	United Kingdom	NONE
Blue River Systems Limited	United Kingdom	NONE
Bowers & Associates, Inc.	Wisconsin	ACS Bowers
Buck Consultants (Administration & Investment) Limited	United Kingdom	NONE
Buck Consultants (Healthcare) Ltd	United Kingdom	NONE
Buck Consultants Insurance Agency Limited	Canada	NONE
Buck Consultants Limited	United Kingdom	NONE
Buck Consultants Limited/Conseilliers Buck Limitee	Canada	CONSEILLERS BUCK LIMITÉE
Buck Consultants N.V./S.A.	Belgium	NONE
Buck Consultants, LLC	Delaware	Human Resources & Investor Solutions
Buck Consultants, S.L.	Spain	NONE
Buck Kwasha Securities LLC	Delaware	NONE
Buckingham Trustees Limited	United Kingdom	NONE
CDR Associates, L.L.C.	Delaware	NONE
CompIQ Corporation	Nevada	NONE
Consultec IPA, Inc.	New York	NONE
Corporate House Holdings Limited	United Kingdom	NONE
Digital Information Systems Company, L.L.C.	Georgia	Digital Indexing Systems Company
Dyadic Systems Limited	United Kingdom	NONE
e-Services Group International (Jamaica) Limited	Jamaica	NONE
e-Services International (St. Lucia) Ltd.	Saint Lucia	NONE
etravelexperts, LLC	Delaware	NONE
FCTC Transfer Services, L.P.	Delaware	First City Transfer Company
Field Focus Services Limited	United Kingdom	NONE
Generation 9 Computer Services Limited	United Kingdom	NONE
Government Records Services, Inc.	Delaware	Record Services of New York; ACS Government Records Management; ACS Title Records Division; ACS Government Records Management Inc.
Health Technology Acquisition Company	Indiana	NONE
Intellinex Europe B.V.	Netherlands	NONE
Intellinex LLC	Delaware	ACS Global Learning; ACS Learning Services

As of June 30, 2009	Page 3 of 4

EXHIBIT 21.1
SUBSIDIARIES OF
AFFILIATED COMPUTER SERVICES, INC.
a Delaware corporation

Jurisdiction of
Subsidiary Name	Organization	Other Business Name
LiveBridge, Inc.	Oregon	Calling Services Corporation; Politel Corp; Telemark, Inc.
LiveWire, LLC	Missouri	NONE
Market Line Argentina S.A.	Argentina	NONE
Market Line Chile S.A.	Chile	NONE
Market Line Columbia S.A.	Colombia	NONE
Market Line Peru, S.A.C.	Peru	NONE
MidasPlus, Inc.	Arizona	NONE
Netsoft Systems Limited	United Kingdom	NONE
Newspaper Services Holding, Inc.	Oregon	NONE
Outsourced Administrative Systems, Inc.	Indiana	NONE
Patient Accounting Service Center LLC	Washington	ACS Systems; ARSTRAT; Healthcare Revenue Technologies
Pharm/DUR, Inc.	Delaware	NONE
Posetiv Limited	United Kingdom	NONE
PR Systems Limited	United Kingdom	NONE
Red Squared Limited	United Kingdom	NONE
sds business services GmbH	Germany	NONE
Specialty I, LLC	Delaware	NONE
Statit Software, Inc.	Oregon	NONE
Superior Venture Partner, Inc.	Pennsylvania	NONE
Syan Holdings Limited	United Kingdom	NONE
Syan Limited	United Kingdom	NONE
Syan Technology Limited	United Kingdom	NONE
Talking People Limited	United Kingdom	NONE
The National Abandoned Property Processing Corporation	Delaware	NONE
Title Records Corporation	Delaware	ACS Title Records Division, Inc.
Transaction Processing Specialists, Inc.	Texas	NONE
Truckload Management Services, Inc.	Colorado	ACS Expedited Solutions; JiggyJobs.com; MultiMedia Recruiting, Inc.; Trippak Express (With Stylized lettering); Trippak Express, Inc.; Trippak Retail Sales; Trippak Services
VBHG Limited	United Kingdom	NONE
Wagers & Associates, Inc.	Colorado	ACS Wagers & Associates

As of June 30, 2009	Page 4 of 4